UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2020

Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
111 Boland Street, Suite 301
Fort Worth, Texas 76107
(Address of principal executive office) (Zip Code)
(817) 921-1889
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 20, 2020, Lonestar Resources US Inc. (the “Company”) received formal notice from The Nasdaq Stock Market ("NASDAQ") that the average closing price of the Company’s shares of common stock had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average share price for continued listing on the NASDAQ.

On April 16, 2020, NASDAQ tolled its bid price requirements through June 30, 2020. The Company intends to notify the NASDAQ of its intent to cure the deficiency and return to compliance with the NASDAQ continued listing requirements during the six-month cure period, which begins on July 1, 2020 and ends on December 28, 2020. Until the termination of the cure period, the Company's shares of common stock will continue to trade on the NASDAQ, subject to compliance with other continued listing requirements.

The Company can regain compliance at any time during the tolling period or six-month cure period if its common stock shares have a closing bid price of at least $1.00 for a minimum of ten consecutive business days. Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting.

The NASDAQ notification does not affect the Company's ongoing business operations or its U.S. Securities and Exchange Commission reporting requirements, nor does it trigger any violation of its debt obligations. The Company is considering all available options to regain compliance with the NASDAQ’s continued listing standards, which may include a reverse stock split, subject to approval of the Company’s board of directors and stockholders.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2020, Gregory R. Packer resigned from his position as Vice President, General Counsel & Corporate Secretary of Lonestar Resources US Inc. (the “Company”) to pursue other interests. Mr. Packer's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices and Mr. Packer leaves the Company on good terms.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Date: April 24, 2020	By:	/s/ Frank D. Bracken, III
Frank D. Bracken, III
Chief Executive Officer

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